SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): October 5, 2000
                                                  ---------------



                                  OWENS CORNING
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                   1-3660                34-4323452
---------------    ---------------------    --------------------
(State of          (Commission File No.)    (IRS Employer
Incorporation)                              Identification No.)



                            One Owens Corning Parkway
                               Toledo, Ohio 43659
         --------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (419) 248-8000
               --------------------------------------------------
              (Registrant's telephone number, including area code)



                                       N/A
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                  On October 5, 2000, Owens Corning and certain of its United States subsidiaries (collectively, the "Debtors") filed voluntary petitions with the United States Bankruptcy Court for the District of Delaware (Case Nos. 00-3837 through 00-3854) seeking relief under Chapter 11 of the United States Bankruptcy Code. The Debtors will continue to manage their properties and operate their businesses as "debtors-in-possession" in accordance with the applicable provisions of the Bankruptcy Code.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OWENS CORNING


Date: October 18, 2000                      By: /s/ Michael H. Thaman
     -----------------                         ----------------------
                                            Michael H. Thaman
                                            Senior Vice President and
                                            Chief Financial Officer